The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment . As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without not ice. Assumptions may not prove to be as assumed and results may vary significant ly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current . A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

1. Summary Statistics

As-of / Cut-off Date: 2005-09-01
Number of Mortgage Loans: 455
Aggregate Principal Balance ($): 66,064,572
Weighted Average Current Mortgage Rate (%): 7.653
Non-Zero Weighted Average Margin (%): 6.982
Non-Zero Weighted Average Maximum Rate (%): 14.568
Non-Zero Weighted Average Months to Roll: 20
Weighted Average Stated Original Term (months): 356
Weighted Average Stated Remaining Term (months): 351
Weighted Average Combined Original LTV (%): 84.27
% First Liens: 98.61
% Owner Occupied: 0.00
% Purchase: 51.12
% Full Documentation: 69.74
Non-Zero Weighted Average FICO Score: 648

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2. Product Types

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Product	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Types	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed - 5 Year	12	$128,473	0.19%	11.799%	54	94.73%
Fixed - 10 Year	61	488,480	0.74	12.035	114	94.76
Fixed - 15 Year	15	299,250	0.45	11.565	174	93.02
Fixed - 20 Year	2	188,905	0.29	9.940	235	79.18
Fixed - 30 Year	28	4,637,776	7.02	7.846	355	83.35
ARM - 2 Year/6 Month LIBOR	329	58,675,731	88.82	7.570	355	84.21
ARM - 3 Year/6 Month LIBOR	2	328,084	0.50	9.046	355	83.91
ARM - 5 Year/6 Month LIBOR	6	1,317,873	1.99	7.091	355	84.13
Total:	455	$66,064,572	100.00%	7.653%	351	84.27%

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3. Range of Gross Interest Rates (%)

			% of Mortgage	Weighted	Weighted
Range of			Loan Pool by	Average	Average	Weighted
Gross	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Interest	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Rates (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
4.000% - 4.999%	1	$310,042	0.47%	4.990%	355	79.98%
5.000% - 5.999%	6	1,758,145	2.66	5.948	354	87.08
6.000% - 6.999%	70	16,480,684	24.95	6.695	355	85.35
7.000% - 7.999%	133	27,920,398	42.26	7.550	355	84.41
8.000% - 8.999%	121	14,960,749	22.65	8.440	354	82.75
9.000% - 9.999%	31	3,323,735	5.03	9.387	355	81.27
10.000% - 10.999%	12	481,044	0.73	10.545	281	82.18
11.000% - 11.999%	31	341,710	0.52	11.560	138	94.32
12.000% - 12.999%	50	488,064	0.74	12.276	116	94.27
Total:	455	$66,064,572	100.00%	7.653%	351	84.27%
Minimum: 4.990%
Maximum: 12.750%
Weighted Average: 7.653%

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4. Range of Cut-off Date Principal Balances ($)

			% of Mortgage	Weighted	Weighted
Range of			Loan Pool by	Average	Average	Weighted
Cut-off	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Date Principal	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Balances ($)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
$1 - $25,000	85	$830,178	1.26%	11.907%	125	94.27%
$25,001 - $50,000	5	185,854	0.28	10.139	251	88.57
$50,001 - $75,000	69	4,353,751	6.59	8.682	353	84.72
$75,001 - $100,000	45	3,982,745	6.03	7.885	355	84.52
$100,001 - $125,000	45	5,081,171	7.69	7.826	355	84.55
$125,001 - $150,000	32	4,362,111	6.6	8.204	351	83.99
$150,001 - $175,000	42	6,728,220	10.18	7.758	355	84.86
$175,001 - $200,000	20	3,787,214	5.73	7.794	355	83.34
$200,001 - $225,000	15	3,189,064	4.83	7.410	355	86.12
$225,001 - $250,000	11	2,595,703	3.93	7.618	355	84.45
$250,001 - $275,000	13	3,388,923	5.13	7.555	355	81.15
$275,001 - $300,000	13	3,724,228	5.64	7.399	355	84.22
$300,001 - $325,000	18	5,609,447	8.49	7.028	355	84.53
$325,001 - $350,000	6	2,009,083	3.04	7.415	355	86.62
$350,001 - $375,000	5	1,794,080	2.72	7.459	355	82.11
$375,001 - $400,000	8	3,091,760	4.68	6.745	354	82.02
$400,001 - $425,000	7	2,851,914	4.32	7.238	354	86.30
$425,001 - $450,000	3	1,334,138	2.02	7.668	355	85.05
$450,001 - $475,000	3	1,385,640	2.1	6.709	355	84.71
$475,001 - $500,000	2	972,399	1.47	7.423	354	88.11
$500,001 - $750,000	8	4,806,948	7.28	7.256	355	81.16
Total:	455	$66,064,572	100.00%	7.653%	351	84.27%
Minimum: $4,042
Maximum: $717,214
Average: $145,197

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5. Original Terms (month)

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
Original	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Terms	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
(month)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
60	12	$128,473	0.19%	11.799%	54	94.73%
120	61	488,480	0.74	12.035	114	94.76
180	15	299,250	0.45	11.565	174	93.02
240	2	188,905	0.29	9.940	235	79.18
360	365	64,959,464	98.33	7.588	355	84.14
Total:	455	$66,064,572	100.00%	7.653%	351	84.27%
Minimum: 60
Maximum: 360
Weighted Average: 356

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6. Range of Remaining Terms (month)

			% of Mortgage	Weighted	Weighted
Range of			Loan Pool by	Average	Average	Weighted
Remaining	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Terms	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
(month)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
1 - 60	12	$128,473	0.19%	11.799%	54	94.73%
61 - 120	61	488,480	0.74	12.035	114	94.76
121 - 180	15	299,250	0.45	11.565	174	93.02
181 - 240	2	188,905	0.29	9.940	235	79.18
301 - 360	365	64,959,464	98.33	7.588	355	84.14
Total:	455	$66,064,572	100.00%	7.653%	351	84.27%
Minimum: 53
Maximum: 355
Weighted Average: 351

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7. Range of Combined Original LTV Ratios (%)

			% of Mortgage	Weighted	Weighted
Range of			Loan Pool by	Average	Average	Weighted
Combined	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Original	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
LTV Ratios (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
35.01% - 40.00%	1	$104,674	0.16%	8.450%	355	38.18%
45.01% - 50.00%	1	188,894	0.29	6.200	354	46.12
65.01% - 70.00%	1	72,971	0.11	9.000	354	70.00
70.01% - 75.00%	26	5,907,559	8.94	7.597	352	73.81
75.01% - 80.00%	121	21,327,788	32.28	7.897	355	79.75
80.01% - 85.00%	59	9,634,444	14.58	7.328	354	84.73
85.01% - 90.00%	167	27,932,084	42.28	7.473	354	89.87
90.01% - 95.00%	77	770,821	1.17	11.889	120	94.98
95.01% - 100.00%	2	125,337	0.19	8.590	340	100.00
Total:	455	$66,064,572	100.00%	7.653%	351	84.27%
Minimum: 38.18%
Maximum: 100.00%
Weighted Average: 84.27%

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8. Range of Gross Margins (%)

			% of Mortgage	Weighted	Weighted
Range			Loan Pool by	Average	Average	Weighted
of	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Gross	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Margins (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	118	$5,742,884	8.69%	8.553%	314	84.95%
5.501% - 6.000%	1	310,042	0.47	4.99	355	79.98
6.501% - 7.000%	336	60,011,646	90.84	7.581	355	84.23
Total:	455	$66,064,572	100.00%	7.653%	351	84.27%
Non-Zero Minimum: 5.940%
Maximum: 6.990%
Non-Zero Weighted Average: 6.982%

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9. Range of Minimum Mortgage Rates (%)

Range			% of Mortgage	Weighted	Weighted
of			Loan Pool by	Average	Average	Weighted
Minimum	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Mortgage	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Rates (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	118	$5,742,884	8.69%	8.553%	314	84.95%
4.501% - 5.000%	1	310,042	0.47	4.990	355	79.98
5.501% - 6.000%	6	1,758,145	2.66	5.948	354	87.08
6.001% - 6.500%	20	5,181,481	7.84	6.384	355	82.49
6.501% - 7.000%	45	10,264,896	15.54	6.850	355	86.63
7.001% - 7.500%	63	14,962,302	22.65	7.324	355	83.10
7.501% - 8.000%	65	11,971,670	18.12	7.856	355	85.99
8.001% - 8.500%	71	8,731,942	13.22	8.313	355	83.07
8.501% - 9.000%	36	4,157,537	6.29	8.772	355	82.38
9.001% - 9.500%	17	2,165,225	3.28	9.316	355	81.77
9.501% - 10.000%	10	618,430	0.94	9.832	355	82.47
10.501% - 11.000%	3	200,019	0.30	10.790	355	80.00
Total:	455	$66,064,572	100.00%	7.653%	351	84.27%
Non-Zero Minimum: 4.990%
Maximum: 10.990%
Non-Zero Weighted Average: 7.568%

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10. Range of Maximum Mortgage Rates (%)

Range			% of Mortgage	Weighted	Weighted
of			Loan Pool by	Average	Average	Weighted
Maximum	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Mortgage	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Rates (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	118	$5,742,884	8.69%	8.553%	314	84.95%
11.501% - 12.000%	1	310,042	0.47	4.990	355	79.98
12.501% - 13.000%	6	1,758,145	2.66	5.948	354	87.08
13.001% - 13.500%	20	5,181,481	7.84	6.384	355	82.49
13.501% - 14.000%	45	10,264,896	15.54	6.850	355	86.63
14.001% - 14.500%	63	14,962,302	22.65	7.324	355	83.10
14.501% - 15.000%	65	11,971,670	18.12	7.856	355	85.99
15.001% - 15.500%	71	8,731,942	13.22	8.313	355	83.07
15.501% - 16.000%	36	4,157,537	6.29	8.772	355	82.38
16.001% - 16.500%	17	2,165,225	3.28	9.316	355	81.77
16.501% - 17.000%	10	618,430	0.94	9.832	355	82.47
17.501% - 18.000%	3	200,019	0.3	10.790	355	80.00
Total:	455	$66,064,572	100.00%	7.653%	351	84.27%
Non-Zero Minimum: 11.990%
Maximum: 17.990%
Non-Zero Weighted Average: 14.568%

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11. Initial Cap (%)

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Initial Cap (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	118	$5,742,884	8.69%	8.553%	314	84.95%
3.000%	337	60,321,688	91.31	7.568	355	84.20
Total:	455	$66,064,572	100.00%	7.653%	351	84.27%
Non-Zero Minimum: 3.000%
Maximum: 3.000%
Non-Zero Weighted Average: 3.000%

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12. Periodic Cap (%)

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Periodic	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Cap (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	118	$5,742,884	8.69%	8.553%	314	84.95%
1.500%	337	60,321,688	91.31	7.568	355	84.20
Total:	455	$66,064,572	100.00%	7.653%	351	84.27%
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%

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13. Next Rate Adjustment Date

			% of Mortgage	Weighted	Weighted
Next			Loan Pool by	Average	Average	Weighted
Rate	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Adjustment	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Date	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	118	$5,742,884	8.69%	8.553%	314	84.95%
Feb-07	20	3,848,914	5.83	7.210	353	86.24
Mar-07	22	4,733,203	7.16	7.333	354	85.25
Apr-07	287	50,093,613	75.83	7.620	355	83.95
Apr-08	2	328,084	0.50	9.046	355	83.91
Feb-10	1	159,110	0.24	7.250	353	80.00
Apr-10	5	1,158,763	1.75	7.070	355	84.70
Total:	455	$66,064,572	100.00%	7.653%	351	84.27%
Non-Zero Weighted Average: 2007-04-21

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14. Geographical Distribution

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Geographical	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Distribution	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
California	66	$15,047,309	22.78%	7.116%	351	84.63%
New York	31	7,250,829	10.98	7.600	353	81.33
Florida	52	6,436,007	9.74	8.182	349	83.98
Illinois	48	5,620,188	8.51	7.613	351	84.24
New Jersey	24	4,889,479	7.40	7.789	354	82.70
Georgia	44	3,610,538	5.47	8.099	347	87.46
Maryland	17	2,281,604	3.45	7.677	350	84.16
Virginia	17	2,129,333	3.22	7.643	352	83.23
Massachusetts	8	2,102,263	3.18	7.189	354	84.23
Minnesota	11	1,829,046	2.77	7.523	354	88.44
Michigan	20	1,507,102	2.28	8.235	354	84.61
Other	117	13,360,875	20.22	7.903	351	84.89
Total:	455	$66,064,572	100.00%	7.653%	351	84.27%
Number of States Represented: 34

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15. Occupancy

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Occupancy	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Investment	455	$66,064,572	100.00%	7.653%	351	84.27%
Total:	455	$66,064,572	100.00%	7.653%	351	84.27%

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16. Property Types

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Property	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Types	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Single Family Residence	307	$43,082,608	65.21%	7.647%	351	84.78%
2-4 Family	103	17,590,954	26.63	7.608	351	82.68
Condo	45	5,391,009	8.16	7.848	351	85.32
Total:	455	$66,064,572	100.00%	7.653%	351	84.27%

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17. Loan Purpose

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Loan	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Purpose	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Purchase	266	$33,773,347	51.12%	7.702%	350	86.40%
Refinance - Cashout	185	31,607,840	47.84	7.612	353	81.94
Refinance - Rate Term	4	683,384	1.03	7.171	345	86.34
Total:	455	$66,064,572	100.00%	7.653%	351	84.27%

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18. Documentation Level

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Documentation	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Level	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Full Documentation	346	$46,075,706	69.74%	7.568%	350	86.54%
Stated Documentation	104	19,482,492	29.49	7.860	354	78.91
Easy Documentation	5	506,373	0.77	7.486	355	83.95
Total:	455	$66,064,572	100.00%	7.653%	351	84.27%

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19. Original Prepayment Penalty Term (months)

			% of Mortgage	Weighted	Weighted
Original			Loan Pool by	Average	Average	Weighted
Prepayment	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Penalty	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Term (months)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
0	101	$16,073,211	24.33%	7.818%	351	84.53%
12	70	10,165,622	15.39	7.597	352	83.90
24	251	34,912,528	52.85	7.601	351	84.14
36	33	4,913,212	7.44	7.600	349	85.06
Total:	455	$66,064,572	100.00%	7.653%	351	84.27%
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23

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20. Lien Position

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Lien	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Position	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
1st Lien	367	$65,148,369	98.61%	7.594%	354	84.13%
2nd Lien	88	916,203	1.39	11.849	125	94.19
Total:	455	$66,064,572	100.00%	7.653%	351	84.27%

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21. FICO Score

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
FICO	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Score	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
501 - 520	7	$1,132,700	1.71%	9.290%	355	79.47%
521 - 540	15	2,683,147	4.06	8.447	355	77.36
541 - 560	29	3,795,214	5.74	8.429	350	82.01
561 - 580	30	4,280,145	6.48	8.306	354	84.19
581 - 600	40	6,308,993	9.55	7.954	353	85.67
601 - 620	48	6,479,472	9.81	7.947	350	84.53
621 - 640	61	7,219,905	10.93	7.690	351	81.63
641 - 660	38	2,741,475	4.15	7.897	341	83.75
661 - 680	42	6,728,286	10.18	7.227	351	84.20
681 - 700	53	8,616,589	13.04	7.072	352	85.98
701 - 720	36	6,329,079	9.58	7.406	350	85.38
721 - 740	23	3,696,724	5.6	7.184	350	87.25
741 - 760	15	2,796,548	4.23	7.036	352	87.38
761 - 780	11	1,921,379	2.91	7.442	354	86.40
781 - 800	7	1,334,915	2.02	6.793	355	82.51
Total:	455	$66,064,572	100.00%	7.653%	351	84.27%
Minimum: 501
Maximum: 788
Weighted Average: 648